UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2022

TREES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1901 S Navajo Street Denver, Colorado	80223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01Entry into a Material Definitive Agreement.

Acquisition of Station 2

On October 14, 2022, TREES Corporation (the “Company”) and a newly-formed subsidiary thereof entered into an Asset Purchase Agreement (“APA”) with Station 2 LLC (“Station 2”) and Timothy Brown (“Brown”), pursuant to which the Company agreed to purchase substantially all of the assets of Station 2 (“Station 2 Acquisition”). The purchase price in connection with the Station 2 Acquisition consists of cash equal to $641,454.27, payable as follows: Cash at closing of $256,581.71; and a cash amount equal to $16,036.36 per month for each of the twenty-four (24) months commencing on the first full calendar month following the closing, for an additional total of $384,872.56. The Station 2 Acquisition was originally disclosed as part of the ‘Trees Acquisition’ in the Company’s Form 8-K filed on April 21, 2021 (“April 2021 Form 8-K”). The Station 2 Acquisition as disclosed herein constitutes a material modification to the original terms disclosed in the April 2021 Form 8-K.

The Station 2 Acquisition is subject to certain conditions, including regulatory approval of the Colorado Marijuana Enforcement Division.

On October 14, 2022, the Company, the newly-formed subsidiary, Station 2, Brown and TDM LLC entered into an Amendment (“Amendment to Plan”) to First Amended and Restated Agreement and Plan of Reorganization and Liquidation (“Original Plan”), which modified the Original Plan to remove Station 2 therefrom and provide for the APA as described above.

Timothy Brown, the sole owner of Station 2, is a member of the Company’s Board of Directors as well as a member of the Nominating Committee of the Board. Mr. Brown also serves as the Company’s Chief Visionary Officer.

The foregoing descriptions of the APA and Amendment to Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, each of which is annexed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(b)Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement dated October 14, 2022 by and among the Company, Trees Colorado LLC, Station 2 LLC and Timothy Brown.
10.2

Amendment to First Amended and Restated Agreement and Plan of Reorganization and Liquidation dated October 14, 2022 by and among the Company, Trees Colorado LLC, TDM LLC, Station 2 LLC and Timothy Brown.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 19, 2022

TREES CORPORATION

By:	/s/ Adam Hershey
Name:	Adam Hershey
Title:	Interim Chief Executive Officer